EXHIBIT 10.2

EXECUTION COPY

AMENDMENT NO. 1 TO
AMENDED AND RESTATED AUCTION GUARANTY SIDE LETTER

This AMENDMENT NO. 1 TO AMENDED AND RESTATED AUCTION GUARANTY SIDE LETTER (this “Amendment”), dated as of September 16, 2015, by and among Sotheby’s, a Delaware corporation (“Parent”), Sotheby’s, Inc., a New York corporation (“Sotheby’s, Inc.”), Sotheby’s Financial Services, Inc., a Nevada corporation (“SFS Inc.”), Sotheby’s Financial Services California, Inc., a Nevada corporation (“SFS California”), Oberon, Inc., a Delaware corporation (“Oberon”), Sotheby’s Ventures, LLC, a New York limited liability company (“Ventures”), Sotheby’s Financial Services Limited, a company registered in England (“SFS Ltd.”), Oatshare Limited, a company registered in England (“Oatshare”), Sotheby’s, a company registered in England (“Sotheby’s U.K.”), and Sotheby’s Hong Kong Limited, a company incorporated in Hong Kong (“Sotheby’s H.K.” and, collectively with Sotheby’s Inc., SFS Inc., SFS California, Oberon, Ventures, Sotheby’s U.K. and SFS Ltd., the “SFS Borrowers”; the SFS Borrowers, collectively with the Parent and Oatshare, the “Auction Borrowers” and the Auction Borrowers together with the SFS Borrowers, the “Borrowers”), the other Credit Parties signatory hereto, General Electric Capital Corporation, as Administrative Agent under the SFS Credit Agreement and as Administrative Agent under the Auction Credit Agreement (collectively referred to herein as the “Administrative Agents”), and the Lenders signatory hereto, amends that certain Amended and Restated Auction Guaranty Side Letter, dated as of August 22, 2014 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Side Letter”), by and among the Borrowers, the other Credit Parties signatory thereto and the Administrative Agents. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Side Letter or under the Credit Agreements (as defined in the Side Letter), as applicable.
WHEREAS, the Borrowers and the other Credit Parties have requested that the Lenders and the Administrative Agents agree to certain amendments to the Side Letter; and
WHEREAS, the Borrowers and the other Credit Parties, the Requisite Lenders party hereto and the Administrative Agents have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the continued performance by the Borrowers and each other Credit Party of their respective promises and obligations under the Side Letter, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the other Credit Parties signatory hereto, the Requisite Lenders party hereto and the Administrative Agents hereby agree as follows:
1.Amendment to Auction Guaranty Side Letter. Subject to the satisfaction of the conditions precedent set forth in Paragraph 2 of this Amendment, the Side Letter is hereby amended to restate the second paragraph thereof in its entirety to read as follows:
“In consideration of the Collateral Agent, the Administrative Agents and the Lenders entering into the Loan Documents, and the Lenders agreeing to make Loans and incur Letter of Credit Obligations as provided for in the Loan Documents, the Credit Parties hereby agree that, from and after the date hereof until the “Termination Date” has occurred under both Credit Agreements, the “Aggregate Guaranteed Amount” (as defined below) shall not at any time exceed, (x) solely for the period commencing on September [__], 2015 and ending on (and including) February 29, 2016, the Dollar Equivalent of $800,000,000 and (y) for all other times, the Dollar Equivalent of $600,000,000.”

ACTIVE 209985489v.4

2.Effectiveness of this Amendment; Conditions Precedent. The provisions of this Amendment shall be deemed to have become effective as of the date of this Amendment (the “Effective Date”), but such effectiveness shall be expressly conditioned upon the Administrative Agents’ receipt of a counterpart of this Amendment executed and delivered by duly authorized officers of each Borrower, each other Credit Party, the Requisite Lenders and the Administrative Agents.
3.Miscellaneous.
(a)Headings. The various headings of this Amendment are inserted for convenience of reference only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.
(b)Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart thereof.
(c)Interpretation. No provision of this Amendment shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party’s having or being deemed to have structured, drafted or dictated such provision.
(d)Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THAT STATE.
(e)Effect. Upon the effectiveness of this Amendment, each reference in the Side Letter to “this letter agreement,” “hereunder,” “hereof” or words of like import shall mean and be a reference to the Side Letter, as amended hereby, and each reference in the other Loan Documents to the “Auction Guaranty Side Letter,” “thereunder,” “thereof,” or words of like import shall mean and be a reference to the Side Letter, as amended hereby. Except as expressly provided in this Amendment, all of the terms, conditions and provisions of the Side Letter and the other Loan Documents shall remain the same. This Amendment shall constitute a Loan Document for purposes of the Credit Agreements.
(f)No Novation or Waiver. Except as specifically set forth in this Amendment, the execution, delivery and effectiveness of this Amendment shall not (a) limit, impair, constitute a waiver by, or otherwise affect any right, power or remedy of, any Agent or any Lender under either Credit Agreement or any other Loan Document, (b) constitute a waiver of any provision in either Credit Agreement or in any of the other Loan Documents or of any Default or Event of Default that may have occurred and be continuing or (c) alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in either Credit Agreement or in any of the other Loan Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

[SIGNATURE PAGES FOLLOW]

2

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

SOTHEBY’S,
a Delaware corporation

By:     /s/ Michael L. Gillis
Name:    Michael L. Gillis
Title: Vice President and Treasurer

SOTHEBY’S, INC.

By:     /s/ Michael L. Gillis
Name:    Michael L. Gillis
Title: Vice President and Treasurer

SOTHEBY’S FINANCIAL SERVICES, INC.
SOTHEBY’S FINANCIAL SERVICES CALIFORNIA, INC.
OBERON, INC.
SOTHEBY’S VENTURES, LLC
THETA, INC.

By:     /s/ Michael L. Gillis
Name:    Michael L. Gillis
Title: Vice President and Treasurer

OATSHARE LIMITED

By:     /s/ Clive Lord
Name:    Clive Lord
Title: Director

SOTHEBY’S,
a company registered in England

By:     /s/ Clive Lord
Name:    Clive Lord
Title: Director

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

SOTHEBY’S FINANCIAL SERVICES LIMITED

By:     /s/ Clive Lord
Name:    Clive Lord
Title: Director
SOTHEBY’S HONG KONG LIMITED

By:     /s/ Henry Li
Name:    Henry Li
Title: Director

SOTHEBY’S WINE HONG KONG LIMITED

By: /s/ Henry Li
Name: Henry Li
Title: Director

SOTHEBY’S FINE ART HOLDINGS, INC.
SPTC, INC.
SOTHEBY PARKE BERNET, INC.
SOTHEBY’S RES, INC.
YORK AVENUE DEVELOPMENT, INC.
SOTHEBY’S THAILAND, INC.
SOTHEBY’S HOLDINGS INTERNATIONAL, INC.
SOTHEBY’S NEVADA, INC.
SOTHEBYS.COM LLC
SOTHEBYS.COM AUCTIONS, INC.
SIBS, LLC
72ND AND YORK, INC.
YORK HOLDINGS INTERNATIONAL, INC.,

By:__     /s/ Michael L. Gillis
Name:    Michael L. Gillis
Title: Vice President and Treasurer

SOTHEBY’S RES, INC.

By:_     /s/ Michael L. Gillis
Name:    Michael L. Gillis
Title: Vice President and Assistant Treasurer

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

CATALOGUE DISTRIBUTION COMPANY LIMITED
SOTHEBY’S SHIPPING LIMITED
YORK UK HOLDCO INTERNATIONAL LIMITED

By:____/s/ Clive Lord________________
Name: Clive Lord
Title: Director

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

GENERAL ELECTRIC CAPITAL
CORPORATION, as the Administrative Agent under the Auction Credit Agreement, as the Administrative Agent under the SFS Credit Agreement, and as a Lender

By:     /s/ Dritar Vinca
Name:    Dritar Vinca
Title: Duly Authorized Signatory

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:     /s/ Kennedy A. Capin
Name:    Kennedy A. Capin
Title: Authorized Officer

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

HSBC BANK PLC, as a Lender

By:     /s/ NG Raye
Name:    NG Raye
Title: Relationship Director

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

HSBC BANK USA, NATIONAL
ASSOCIATION, as a Lender

By:     /s/ Varun Gupta
Name:    Varun Gupta
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

COMERICA BANK, as a Lender

By:     /s/ Timothy O’Rourke
Name:    Timothy O’Rourke
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

CREDIT SUISSE AG, as a Lender

By:     /s/ Christophe Muller
Name:    Christophe Muller
Title: Director
By:     /s/ Lorenz Meier
Name:    Lorenz Meier
Title: Assistant Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

GOLDMAN SACHS BANK USA, as a Lender

By:     /s/ Michelle Latzoni
Name:    Michelle Latzoni
Title: Authorized Signatory

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

RBS CITIZENS, N.A, as a Lender

By:     /s/ Barrett D. Bencivenga
Name:    Barrett D. Bencivenga
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

INVESTORS BANK, as a Lender

By:     /s/ Anthony Rotondaro__
Name:    Anthony Rotondaro
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

THE PRIVATEBANK AND TRUST COMPANY, as a Lender

By:     /s/ Mitchell Rasky
Name:    Mitchell Rasky
Title: Managing Director

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

T.D. BANK, N.A., as a Lender

By:     /s/ Stephen A. Caffrey
Name:    Stephen A. Caffrey
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

ISRAEL DISCOUNT BANK OF NEW YORK, as a Lender

By:     /s/ James M. Morton
Name:    James M. Morton
Title: Senior Vice President

By:     /s/ Michael Paul
Name:    Michael Paul
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

NYCB SPECIALTY FINANCE COMPANY, LLC, as a Lender

By:     /s/ William D. Dickerson, Jr.
Name:    William D. Dickerson, Jr.
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

PEOPLE’S UNITED BANK, as a Lender

By:     /s/ Jeffrey Giunta
Name:    Jeffrey Giunta
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

BANK LEUMI USA, as a Lender

By:     /s/ Alex Kozlowsky
Name:    Alex Kozlowsky
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

WEBSTER BUSINESS CREDIT CORPORATION, as a Lender

By:     /s/ James Cullen
Name:    James Cullen
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

FLUSHING BANK, as a Lender

By:     /s/ Lisa J. Archinow
Name:    Lisa J. Archinow
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

SANTANDER BANK, N.A., as a Lender

By:     /s/ Pierre A. Desbiens
Name:    Pierre A. Desbiens
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

ING CAPITAL LLC, as a Lender

By:     /s/ Doug S. Clarida
Name:    Doug S. Clarida
Title: Director

By:     /s/ Jerry L. McDonald
Name:    Jerry L. McDonald
Title: Director

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

BANK OF AMERICA, N.A., as a Lender

By:     /s/ Susanna Profis
Name:    Susanna Profis
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

EVERBANK, as a Lender

By:     /s/ Mark Fagnani
Name:    Mark Fagnani
Title: Senior Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

AMALGAMATED BANK, as a Lender

By:     /s/ Jackson Eng
Name:    Jackson Eng
Title: First Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

CIT FINANCE LLC, as a Lender

By:     /s/ Robert L. Klein
Name:    Robert L. Klein
Title: Director

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

THE HUNTINGTON NATIONAL BANK, as a Lender

By:     /s/ Tracy Salyers
Name:    Tracy Salyers
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

ROCKLAND TRUST COMPANY, as a Lender

By:     /s/ Cynthia J. Tunucci_
Name:    Cynthia J. Tunucci
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter

SUNTRUST BANK, as a Lender

By:     /s/ Leena Stover
Name:    Leena Stover
Title: Vice President

Signature Page to Amendment No. 1
to A&R Auction Guaranty Side Letter